UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 28 , 2007

ITRONICS INC.

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                                                    Texas                         33-18582                             75-2198369

                                     (State or other jurisdiction    (Commission File                      (IRS Employer

                                           of incorporation)                   Number)                          Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada         89509

                       (Address of Principal Executive Offices)                           Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In September 2007, we issued an aggregate of 23,272,722 common shares to four accredited investors upon the conversion of $44,218 in callable secured convertible notes.

On September 28, 2007 John W. Whitney, our President, converted $18,500 in short term loans into 5 million common shares.

In October 2007, we issued an aggregate of 23,272,722 common shares to four accredited investors upon the conversion of $41,891 in callable secured convertible notes.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            ITRONICS INC.

                                                                                                (Registrant)

Date: October 4, 2007                                                                  By: /S/ John W. Whitney

                                                                                                          John W. Whitney

                                                                                                          President, Treasurer and Director

                                                                                                          (Principal Executive and Financial

                                                                                                          Officer)